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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ASA LIMITED
(Name of Registrant as Specified In Its Charter)

LAXEY PARTNERS LIMITED
THE VALUE CATALYST FUND LIMITED
LAXEY INVESTORS LIMITED
ALTMA SICAV PLC
LAXEY UNIVERSAL VALUE, L.P.
LAXC LIMITED
SPRUGOS INVESTMENTS XII, L.L.C.
LEAF LIMITED
LP ALTERNATIVE, L.P.
LEAF, L.P.
LAXEY INVESTORS, L.P.
LP VALUE LIMITED
ANDREW PEGGE
PHILLIP GOLDSTEIN
JULIAN REID
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
ASA LIMITED

PROXY STATEMENT OF
LAXEY PARTNERS LIMITED

To Our Fellow ASA Limited Shareholders:

        This proxy statement and the enclosed GOLD proxy card are being furnished to shareholders of ASA Limited ("ASA" or the "Company") in connection with the solicitation of proxies by Laxey Partners Limited and its affiliates (collectively, "we" or "Laxey Partners") to be used at the 2008 Annual General Meeting of shareholders of the Company, including any adjournments or postponements thereof and any meeting held in lieu thereof (the "2008 Annual General Meeting"). The 2008 Annual General Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Thursday, March 6, 2008, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, 32nd Floor, New York, New York 10022. This proxy statement and the GOLD proxy card are first being furnished to shareholders on or about February 6, 2008.

        THIS SOLICITATION IS BEING MADE BY LAXEY PARTNERS LIMITED AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD").

        We are soliciting your proxy for the 2008 Annual General Meeting in support of the following proposals:

        1.     To adopt a resolution that the shareholders recommend to the Board that the Board immediately initiate a self tender offer under which the Company shall repurchase 30% of its issued Shares at a price equivalent to 99% of the net asset value per Share, and thereafter execute semi-annual tender offers to repurchase 10% of the issued Shares under each such offer at a price equivalent to 99% of the net asset value per Share;

        2.     To elect the following three individuals (the "Nominees" or the "Laxey Nominees") to serve as directors of the Company, whereby each Laxey Nominee will replace a current member of the Board: (i) Mr. Andrew Pegge, to replace Mr. Chester A. Crocker; (ii) Mr. Phillip Goldstein, to replace Mr. Joseph C. Farrell, and (iii) Mr. Julian Reid, to replace Mr. Malcolm W. MacNaught; to vote against the re-election of Chester A. Crocker, Joseph C. Farrell and Malcolm W. MacNaught and any other candidates who have been nominated by ASA to serve as directors to the extent that such a vote is required in the discretion of the individuals named as proxies on the GOLD proxy card in order to allow the election of Andrew Pegge, Philip Goldstein and Julian Reid in their stead; and, except as noted, to vote FOR the candidates who have been nominated by ASA to serve as directors other than Chester A. Crocker, Joseph C. Farrell, and Malcolm W. MacNaught; and

        3.     To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending November 30, 2008 and to authorize the Audit Committee to set the independent auditors' remuneration.

        The Company has disclosed that the record date for determining shareholders entitled to notice of and to vote at the 2008 Annual General Meeting is January 14, 2008 (the "Record Date"). Shareholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual General Meeting. According to the Company's Proxy Statement, there are 9,600,000 shares of common stock, $1.00 par value per share (the "Shares") issued and outstanding. Each Share has one vote.

        Laxey Partners beneficially owns, in the aggregate, 617,125 Shares, representing approximately 6.4% of the Company's outstanding Shares, making us the 3rd largest shareholder as of the date of this Proxy Statement.

        Laxey Partners intends to vote such Shares FOR the election of our Nominees, FOR the candidates who have been nominated by ASA to serve as directors other than Chester A. Crocker, Joseph C. Farrell, and Malcolm W. MacNaught, FOR our proposal recommending that the Board initiate a self-tender offer for 30% of issued Shares at 99% of net asset value per Share and FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 30, 2008. If, due to death or disability, any of our Nominees is unable to stand for election at the 2008 Annual General Meeting, the proxies named on the attached GOLD proxy card will vote for one or more alternate nominees to be named by Laxey Partners in place of such Nominees.

        If you have any questions about executing your GOLD proxy, voting by telephone or via the Internet or if you require assistance, please contact Innisfree M&A Incorporated, Laxey Partners' proxy solicitor, at the following numbers: shareholders call toll-free: (877) 456-3442; banks and brokers call collect: (212) 750-5833

        OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL SHAREHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF ASA CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES AND THE PASSAGE OF OUR PROPOSAL. ACCORDINGLY, LAXEY PARTNERS URGES YOU TO VOTE YOUR GOLD PROXY CARD FOR THE LAXEY NOMINEES AND FOR OUR PROPOSAL TO RECOMMEND THAT THE BOARD INITIATE A SELF TENDER OFFER FOR 30% OF THE ISSUED SHARES AT A PRICE EQUIVALENT TO 99% OF THE NET ASSET VALUE PER SHARE, AND THEREAFTER EXECUTE SEMI-ANNUAL TENDER OFFERS TO REPURCHASE 10% OF THE ISSUED SHARES AT A PRICE EQUIVALENT TO 99% OF THE NET ASSET VALUE PER SHARE.

HOW TO VOTE YOUR SHARES

        As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

        1.     Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the 2008 Annual General Meeting;

        2.     Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your Shares and confirm that your instructions have been properly recorded. Your Internet vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a GOLD proxy card. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

        3.     Vote by telephone by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you had signed and returned a GOLD proxy card; or

        4.     Vote in person by attending the 2008 Annual General Meeting. Written ballots will be distributed to shareholders who wish to vote in person at the 2008 Annual General Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

        HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

        IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE USE THE ENCLOSED GOLD PROXY CARD TO VOTE TODAY BY INTERNET, TELEPHONE, OR BY

SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD AND RETURN IT TO LAXEY PARTNERS IN THE ENVELOPE PROVIDED. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, FOLLOW THE DIRECTIONS PROVIDED BY YOUR BANK OR BROKER TO SUBMIT YOUR VOTING INSTRUCTIONS ON THE GOLD PROXY CARD TODAY AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD.

        WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED WHITE PROXY BY SIGNING AND RETURNING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO LAXEY PARTNERS OR TO THE SECRETARY OF THE COMPANY, OR BY INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED (INSTRUCTIONS ARE ON YOUR GOLD PROXY CARD).

        The Company's proposals are included on Laxey Partners' GOLD proxy card. A GOLD proxy card that is returned to Laxey Partners will be voted as you indicate on it. If a proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted to RECOMMEND to the Board that the Board immediately initiate a self tender offer, FOR the election of each of the Laxey Nominees, FOR the candidates who have been nominated by ASA to serve as directors other than Chester A. Crocker, Joseph C. Farrell, and Malcolm W. MacNaught, and FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 30, 2008. There is no assurance that any of ASA's nominees will serve as directors if any of the Laxey Partners nominees is elected. In addition, a GOLD proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

        Laxey Partners has retained Innisfree M&A Incorporated to assist in communicating with shareholders in connection with the proxy solicitation and to assist in efforts to obtain proxies. If you have any questions about executing your GOLD proxy, voting by telephone or via the Internet or if you require assistance, please contact:

Innisfree M&A Incorporated
501 Madison Avenue
New York, New York 10022
Shareholders Call Toll-Free: (877) 456-3442
Banks and Brokers Call Collect: (212) 750-5833

PROPOSAL 1
RECOMMENDATION THAT BOARD INITIATE SELF TENDER OFFER

        Proposal 1 consists of the following non-binding resolution:

        RESOLVED, that the shareholders recommend that the Board immediately initiate a self tender offer under which the Company shall repurchase 30% of its issued Shares at a price equivalent to 99% of the net asset value per Share, and thereafter execute semi-annual tender offers to repurchase 10% of the issued Shares under each such offer at a price equivalent to 99% of the net asset value per Share.

STATEMENT OF SUPPORT

        Laxey Partners believes that the best strategy for ASA to address the existing discount, which as of February 1, 2008 was 10.7%, would be to extend a series of tender offers for Shares at 99% of net asset value per Share. The initial offer should be for 30% of Shares outstanding, and subsequent offers should be made semi-annually for 10% of Shares outstanding. These periodic offers should continue indefinitely, except for periods in which the Shares trade at or above net asset value.

        THIS SOLICITATION IS BEING MADE BY LAXEY PARTNERS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY

PROPOSAL 2
ELECTION OF DIRECTORS

        Laxey Partners hereby nominates Andrew Pegge, Phillip Goldstein and Julian Reid as directors of the Company at the 2008 Annual General Meeting.

        Andrew Pegge is being nominated by Laxey Partners to be elected to succeed Chester A. Crocker, Mr. Phillip Goldstein is being nominated by Laxey Partners to be elected to succeed Joseph C. Farrell and Mr. Julian Reid is being nominated by Laxey Partners to be elected to succeed Malcolm W. MacNaught. Election of the Laxey Nominees will require a vote against the re-election of Chester A. Crocker, Joseph C. Farrell and Malcolm W. MacNaught at the time the meeting considers their re-election. The Board of Directors of the Company consists of one class of directors, each of whom serves as a director for one year. Biographical information for the Laxey Nominees is set out following the Statement of Support below. For additional information on the Laxey Nominees and the other participants in this solicitation, please see Schedule I attached hereto.

STATEMENT OF SUPPORT

        Laxey Partners believes that the election of the Laxey Nominees represents the best means for shareholders to obtain representatives on the Board of Directors who will more accurately reflect the wishes of a majority of the shareholders. We believe that the election of the Laxey Nominees would better align the interests of shareholders and management.

        The Laxey Nominees will not receive any compensation from Laxey Partners or its affiliates for their services as directors of the Company. Laxey Partners has agreed to indemnify the Laxey Nominees against any costs, expenses and other liabilities associated with their nomination and the election contest. If elected, our Nominees will be entitled to such compensation from the Company as is consistent with the Company's past practices for services of non-employee directors, which is described in the Company's Proxy Statement. Each of our Nominees has consented to being named as a Nominee and to serving as a director if elected. If elected, each Nominee will serve until the next annual general meeting of shareholders and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.

        None of the Laxey Nominees is an interested person of the Company as defined in the Investment Company Act of 1940, as amended. Neither Laxey Partners nor any of the Nominees is adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

        Laxey Partners does not expect that the Laxey Nominees will be unable to stand for election but, if due to death or disability, any of our Nominees is unable to stand for election at the 2008 Annual General Meeting, the proxies named on the attached GOLD proxy card will vote for one or more alternate nominees to be named by Laxey Partners in place of such Nominees.

        THIS SOLICITATION IS BEING MADE BY LAXEY PARTNERS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY

THE LAXEY PARTNERS NOMINEES' BIOGRAPHICAL INFORMATION

        Set out below is biographical information, including the, age, term of office and length of time served, present principal occupation and principal occupations, positions, offices, directorships or employments for the past five years of each of the Laxey Nominees. This information has been furnished to Laxey Partners by the Laxey Nominees.

Name, Principal Business Address and Age	Principal Occupation and Business Experience During the Last Five Years; Current Directorships; Biographical Information
Andrew Pegge Laxey Partners Limited The Old Chapel Onchan, Isle of Man IM3 INA Age: 44	Mr. Pegge is currently CEO of Laxey Partners Limited. Prior to the establishment of Laxey Partners in 1999, Mr. Pegge spent 8 months with the Isle of Man Financial Supervision Commission as acting Supervisor of Collective Investment Schemes. In 1995, Mr. Pegge and Mr. Colin Kingsnorth set-up Regent Kingpin, a global active value fund manager which was sold to the majority holder, Regent Pacific Group, in early 1997. Mr. Pegge was Chairman of Regent Kingpin and had responsibility for managing the group's global emerging markets funds. In 1990, he joined Buchanan Partners Limited where he developed a process of systematic analysis and management of investment situations in both mainstream and emerging equity markets.

Mr. Pegge holds a BA from the University of Sussex in Psychology and Cognitive Studies, an MBA from Cass Business School (formerly City University Business School), and is a Chartered Financial Analyst. Mr. Pegge is a British citizen.

A full list of Mr. Pegge's Directorships is included in Schedule I.
Phillip Goldstein Bulldog Investors Park 80 West, Plaza Two, Suite 750 Saddle Brook, NJ 07663 Age: 63
Mr. Goldstein is a self-employed investment advisor.

Since 1992, Mr. Goldstein has been a self-employed investment advisor and a principal of the general partner of five investment partnerships in the Bulldog Investors group of funds: Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Partners L.P., Full Value Offshore Ltd. and Full Value Special Situations Fund L.P. He has been a director of the Mexico Equity and Income Fund since 2000 and Brantley Capital Corporation since 2001.

On January 31, 2007, the Acting Director of the Securities Division of the Massachusetts Secretary of State (the "Securities Division") filed a complaint against Mr. Goldstein, Bulldog Investors and certain related parties (the "Bulldog Parties") alleging that the Bulldog Parties violated Massachusetts law by making information about certain unregistered investments available on their website and by sending material about such investments to an individual who requested additional information. On October 17, 2007, the

Securities Division issued a cease and desist order based on the same allegations and ordered that a fine be imposed on the Bulldog Parties of $25,000, but stayed the imposition of sanctions until the Superior Court issued a ruling on the Bulldog Parties' motion described below. The Bulldog Parties have filed a timely appeal of the Securities Division order and intend to seek a continuation of the stay of the imposition of sanctions until their appeals are exhausted.

Mr. Goldstein and the Bulldog Parties filed a lawsuit in March 2007 in Massachusetts Superior Court to enjoin the Securities Division's action on the grounds, among others, that it violates the Bulldog Parties' right of free speech under the First Amendment. On December 21, 2007, the Massachusetts Superior Court ruled that information communicated by the Bulldog Parties "has not been shown to be either misleading or related to unlawful activity" but denied the Bulldog Parties' motion for a preliminary injunction. The Bulldog Parties filed a notice of appeal of the denial by the Massachusetts Superior Court of their motion for a preliminary injunction in January, 2008.
Julian Reid 1 Queen Anne's Gate London SWIH 9BT Age: 63
Over the past five years, Mr. Reid has acted for leading institutional shareholders, primarily European and American, in the direction and/or management and restructuring of investment companies. He has significant experience in strategic planning and corporate restructuring. As recognition of this work, Mr. Reid was recently nominated as a "Small Board Trustee of the Year" by Fund Directions, the U.S. magazine focusing on corporate governance matters, for his work as the independent chairman of the Korea Fund. In May 2006, he was also nominated Director of the Month by Fund Directions for services to shareholders. Mr. Reid is an Affiliate of the Securities Industry of Australia and has been licensed by the respective regulators in Hong Kong, Singapore and London.

Mr. Reid acted as director and chairman of Morgan's Walk Properties Limited (2002-2006); director (1994-2004) and chairman (1998-2004), Saffron Fund Inc.; director, JF China Fund Inc. (1997-present); director (2004-present) and chairman (2005-present), The Korea Fund Inc.; director and chairman, Prosperity Voskhod Fund (2006-present); and director and chairman, 3aFunds, Inc. (1998-present).
Mr. Reid has spent approximately 38 years in the financial services industry spanning Europe, Asia and the Americas, covering all aspects of the investment management business including research, investment management, marketing, strategic planning and business development and management. He has developed, launched, administered and/or directed numerous investment companies that have been listed on the major stock markets of the world, including the New York, London, Hong Kong, Singapore, Sydney and Karachi Stock Exchanges.

Mr. Reid has spent approximately 25 years based in Asia as an executive director within the Jardine Fleming Group (1988-98) and other listed companies. Mr. Reid had sole responsibility reporting to the main board for developing the Jardine Fleming network of operations across Asia identifying, negotiating and establishing operations and joint ventures in Malaysia, Singapore, Indonesia, India, Pakistan, Sri Lanka and Vietnam. During this time Mr. Reid was involved in successful negotiations with the Indian Minister of Finance (now the Prime Minister) for the opening of the Indian stock market to Foreign Institutional Investors ("FIIs"). Mr. Reid has solid experience in operating both with and against activist stockholders in the investment company sector. Mr. Reid knows many of the major investors in the investment company sector and pursues an ongoing and high standard of both shareholder communications and corporate governance.

From 1980 to 1988, Mr. Reid was a director of HSBC Asset Management Limited: from 1984 until 1988, he was Chief Executive Officer of its Singapore investment operation licensed by MAS. During this period, Mr. Reid sat on the investment committee of Prudential PLC. From 1977 until 1980, Mr. Reid was chief executive of Rowe & Pitman's Far East Asian operation.

PROPOSAL 3
RATIFY SELECTION OF INDEPENDENT AUDITORS

        According to the Company's Proxy Statement, the Company is soliciting proxies to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending November 30, 2008 and to authorize the Audit Committee to set the independent auditors' remuneration. Laxey Partners does not object to the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors, and does not object to authorizing the Audit Committee to set the independent auditors' remuneration and therefore recommends FOR such ratification.

LAXEY PARTNERS' RECOMMENDATIONS

        Laxey Partners is soliciting proxies to vote TO RECOMMEND that the Board immediately initiate a self tender offer under which the Company shall repurchase 30% of its issued Shares at a price equivalent to 99% of the net asset value per Share, and thereafter execute semi-annual tender offers to repurchase 10% of the issued Shares under each such offer at a price equivalent to 99% of the net asset value per Share, TO ELECT Andrew Pegge, Phillip Goldstein and Julian Reid to the Board of Directors of the Company, to vote FOR the candidates who have been nominated by ASA to serve as directors other than Chester A. Crocker, Joseph C. Farrell, and Malcolm W. MacNaught, and FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors. There is no assurance that any of ASA's nominees will serve as directors if any of the Laxey Nominees are elected to the Board.

        Other than the proposals described in this Proxy Statement, Laxey Partners is not aware of any proposals to be brought before the 2008 Annual General Meeting. However, should other proposals be brought before the 2008 Annual General Meeting of which Laxey Partners is not made aware within a reasonable time prior to the 2008 Annual General Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

        YOU ARE URGED TO VOTE TO RECOMMEND TO THE BOARD OF THE COMPANY THAT THE BOARD IMMEDIATELY INITIATE A SELF TENDER OFFER AND TO ELECT EACH OF THE LAXEY NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

VOTING AND PROXY PROCEDURES

        Only shareholders of record on the Record Date will be entitled to notice of and to vote at the 2008 Annual General Meeting. Based on publicly available information, Laxey Partners believes that the only outstanding class of securities of the Company entitled to vote at the 2008 Annual General Meeting is the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the 2008 Annual General Meeting. According to the Company's Proxy Statement, there are 9,600,000 Shares outstanding.

        Shares represented by properly executed GOLD proxy cards will be voted at the 2008 Annual General Meeting as marked and, in the absence of specific instructions, will be voted TO RECOMMEND that the Board immediately initiate a self tender offer under which the Company shall repurchase 30% of its issued Shares at a price equivalent to 99% of the net asset value per Share, and thereafter execute semi-annual tender offers to repurchase 10% of the issued Shares under each such offer at a price equivalent to 99% of the net asset value per Share; and TO ELECT Andrew Pegge, Phillip Goldstein and Julian Reid to the Board of Directors of the Company; to vote against the re-election of Chester A. Crocker, Joseph C. Farrell and Malcolm W. MacNaught and any other candidates who have been nominated by ASA to serve as directors to the extent that such a vote is required in the discretion of the individuals named as proxies on the GOLD proxy card in order to allow the election of Andrew Pegge, Phillip Goldstein and Julian Reid in their stead; and, except as noted, to vote FOR the candidates who have been nominated by ASA to serve as directors other than Chester A. Crocker, Joseph C. Farrell, and Malcolm W. MacNaught; and, in the discretion of the persons named as proxies, on all other matters as may properly come before the 2008 Annual General Meeting of which Laxey Partners is not made aware within a reasonable amount of time prior to the 2008 Annual General Meeting. There is no assurance that any of ASA's nominees will serve as directors if any of the Laxey Nominees are elected to the Board.

        Shareholders may revoke their proxies at any time prior to its exercise by attending the 2008 Annual General Meeting and voting in person (although attendance at the 2008 Annual General Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. You may revoke your previously signed white proxy by signing and returning a later-dated

GOLD proxy card in the enclosed postage-paid envelope, by delivering a written notice of revocation to Laxey Partners or to the Secretary of the Company, or by instructing us by telephone or via the internet as to how you would like your shares voted (instructions are on your GOLD proxy card). The revocation may be delivered either to Laxey Partners, in care of Innisfree M&A Incorporated, at the address set forth on the back cover of this proxy statement or to the Company c/o LGN Group, LLC, Lawrence G. Nardolillo, CPA, P.O. Box 269, Florham Park, New Jersey 07932, United States, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Laxey Partners requests that either the original or photostatic copies of all revocations be mailed to Laxey Partners, in care of Innisfree M&A Incorporated, at the address set forth on the back cover of this proxy statement so that Laxey Partners will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

        LAXEY PARTNERS RECOMMENDS THAT YOU VOTE TO ELECT EACH OF THE LAXEY NOMINEES AND FOR OUR PROPOSAL TO RECOMMEND THAT THE BOARD INITIATE A SELF TENDER OFFER FOR 30% OF THE ISSUED SHARES AT A PRICE EQUIVALENT TO 99% OF THE NET ASSET VALUE PER SHARE AND THEREAFTER EXECUTE SEMI-ANNUAL TENDER OFFERS TO REPURCHASE 10% OF THE ISSUED SHARES AT A PRICE EQUIVALENT TO 99% OF THE NET ASSET VALUE PER SHARE. IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A PROXY CARD THAT IS RETURNED TO LAXEY PARTNERS WILL BE VOTED AS THE SHAREHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED FOR THE ELECTION OF THE LAXEY NOMINEES, AND FOR LAXEY PARTNERS' SELF-TENDER OFFER PROPOSAL.

QUORUM AND VOTING

        Based on the Company's Proxy Statement, there are 9,600,000 Shares outstanding. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual General Meeting. Each Share has one vote. Shareholders of the Company will not have rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon at the 2008 Annual General Meeting. The presence of one-third of the issued and outstanding shares in person or by proxy and entitled to vote at the 2008 Annual General Meeting will constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the 2008 Annual General Meeting. Assuming a quorum is present or otherwise represented at the 2008 Annual General Meeting, the election of each member of the Board of Directors will require the affirmative vote of a simple majority of votes present and voting at the meeting, whether in person or by proxy. Assuming a quorum is present or otherwise represented at the 2008 Annual General Meeting, the self-tender offer proposal set forth in this proxy statement will be approved by an affirmative vote of a simple majority of votes present and voting at a meeting, whether in person or by proxy. Abstentions and broker non-votes will not be taken into account in determining the outcome of (i) the election of the members of the Board of Directors, or (ii) the self-tender offer proposal. You may submit your GOLD proxy by telephone or the Internet. To submit a proxy with voting instructions by telephone please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case shareholders will be required to provide the unique control number which has been printed on each shareholder's GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those shareholders submitting proxies by telephone, or at the designated website for those shareholders submitting proxies over the Internet. Shareholders submitting their GOLD proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.

COST AND METHOD OF SOLICITATION

        Laxey has retained Innisfree M&A Incorporated to serve as an advisor and to provide consulting and analytic services and solicitation services in connection with the solicitation of proxies. For these services, Innisfree M&A Incorporated is to receive a fee not to exceed $150,000, plus reimbursement for its reasonable out-of-pocket expenses. Laxey has agreed to indemnify Innisfree M&A Incorporated against certain liabilities and expenses. Proxies may be solicited by mail, courier services, or Internet.

SOLICITATION OF PROXIES

        Laxey Partners is making the solicitation of proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, internet, in person and by advertisements. Certain of the Laxey Nominees, as well as certain directors, officers and employees of Laxey Partners, none of whom will receive additional compensation for such solicitation, may make solicitations. In addition, Laxey Partners' proxy solicitor Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Laxey Partners has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Laxey Partners will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree M&A Incorporated will employ approximately 75 persons to solicit shareholders for the 2008 Annual General Meeting.

        Laxey Partners intends to bear the costs of this solicitation. Laxey Partners does not currently intend to seek reimbursement of the costs of this solicitation from the Company but may decide to do so in the future. Costs of this solicitation of proxies are currently estimated to be approximately $800,000. Laxey Partners estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $346,600.

OTHER INFORMATION

        According to the Company's Proxy Statement, if a shareholder intends to present a proposal at the 2009 Annual General Meeting of Shareholders of the Company, the proposal must be received by the Company not later than December 16, 2008. According to the Company's proxy statement, the deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next Annual General Meeting of Shareholders is October 2, 2008. According to the Company's Proxy Statement, the Company's Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chairman—Nominating Committee of ASA Limited, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932. The shareholder recommendation must be received at the above address no later than October 2, 2008.

CERTAIN INFORMATION ABOUT THE COMPANY

        ASA Limited is a Bermuda exempted limited liability company with its registered office located at Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda. The Company's principal executive office is located at 11 Summer Street, 4th Floor, Buffalo, New York 14209, United States. LGN Group, LLC provides certain administrative and shareholder services to the Company. LGN Group, LLC is located at 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ 07932. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Reports, registration statements, proxy statements and other information filed by the Company with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the Commission's Web site (http://www.sec.gov).

OTHER MATTERS AND ADDITIONAL INFORMATION

        Laxey Partners is unaware of any other matters to be considered at the 2008 Annual General Meeting. Should other proposals be brought before the 2008 Annual General Meeting of which Laxey Partners is not made aware within a reasonable amount of time prior to the 2008 Annual General Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

SCHEDULE I
INFORMATION ABOUT LAXEY PARTNERS AND PARTICIPANTS

        This proxy solicitation is being conducted by Laxey Partners, which is comprised of investment funds and accounts managed by Laxey Partners Limited, each of which is described below. Laxey Partners is the beneficial owner of approximately 6.4% of the outstanding Shares of the Company. Each of Laxey Partners' entities and the Nominees are participants in this proxy solicitation.

Laxey Partners Limited and Affiliates

        Laxey Partners Limited is a global active value fund manager established in 1999. Laxey Partners Limited is the manager of (i) The Value Catalyst Fund Ltd., a Cayman Islands company ("Catalyst"), (ii) Laxey Investors Ltd., a British Virgin Islands company ("LIL"), (iii) Altma Sicav Plc (in respect of Gardiner Sub-Fund), a Malta company ("Altma"), (iv) Laxey Universal Value, LP, a Delaware limited partnership ("LUV"), (v) LAXC Ltd., a British Virgin Islands company ("LAXC"), (vi) Sprugos Investments XII, LLC, a Delaware limited liability company ("SPRUGOS"), (vii) Leaf Ltd., a British Virgin Islands company ("LEAF"), (viii) LP Alternative, LP, a Delaware limited partnership ("LPALP"), (ix) Leaf, LP, a Delaware limited partnership ("LEAFLP"), (x) Laxey Investors, LP, a Delaware limited partnership ("LLP"), and (xi) LP Value Ltd, a British Virgin Islands company ("LPV") collectively with Laxey Partners Limited, Catalyst, LIL, Altma, LUV, LAXC, SPRUGOS, LEAF, LPALP, LEAFLP, LLP and LPV ("Laxey Partners"). The address of Laxey Partners' principal business and principal office is The Old Chapel, Onchan, Isle of Man, IM3 1NA, United Kingdom.

  Catalyst:

        Catalyst is Cayman Islands company whose principal business is investing in closed-end funds and similar investment entities. The address of Catalyst's principal business and principal office is P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies. As of the date of mailing of this proxy statement, Catalyst beneficially and directly owns and has shared voting power and share dispositive power with regard to 57,756 Shares.

  LIL:

        LIL is a British Virgin Islands company whose principal business is investing in closed-end funds and similar investment entities. The address of LIL's principal business and principal office is Akara Building, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands. As of the date of mailing of this proxy statement, LIL beneficially and directly owns and has shared voting power and share dispositive power with regard to 109,434 Shares.

  ALTMA:

        Altma is a Malta Company. Altma is a managed account which is managed on behalf of unaffiliated third parties, and of which Laxey Partners serves as the investment manager. The address of Altma's principal business and principal office is 171 Old Bakery Street, Valeta, Malta. As of the date of mailing of this proxy statement, Altma beneficially and directly owns and has shared voting power and share dispositive power with regard to 116,479 Shares.

  LUV:

        LUV is a Delaware limited partnership whose principal business is investing in securities with an emphasis on structural arbitrage. The general partner of LUV is Laxey Partners GP(2) Limited, a British Virgin Islands company and wholly-owned subsidiary of Laxey Partners Limited, the investment manager of LUV. The address of LUV's principal business and principal office is The Corporation

Trust Center, 1209 Orange Street, New Castle County, Wilmington, Delaware 19801, United States. As of the date of mailing of this proxy statement, LUV beneficially and directly owns and has shared voting power and share dispositive power with regard to 89,640 Shares.

  LAXC:

        LAXC is a British Virgin Islands company whose principal business is investing in closed-end funds and similar investment entities. The address of LAXC's principal business and principal office is Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands. As of the date of mailing of this proxy statement, LAXC beneficially and directly owns and has shared voting power and share dispositive power with regard to 36,413 Shares.

  SPRUGOS:

        SPRUGOS is a Delaware limited liability company. SPRUGOS is a managed account which is managed on behalf of unaffiliated third parties, and of which Laxey Partners serves as the investment manager. The address of SPRUGOS's principal business and principal office is 2711 Centerville Road, Suite 400, New Castle County, Wilmington, Delaware 19801, United States. As of the date of mailing of this proxy statement, SPRUGOS beneficially and directly owns and has shared voting power and share dispositive power with regard to 94,190 Shares.

  LEAF:

        LEAF is a British Virgin Islands company whose principal business is investing in closed-end funds and similar investment entities. The address of LEAF's principal business and principal office is Craigmuir Chambers, P.O. Box 71, Road Town Tortola, British Virgin Islands. As of the date of mailing of this proxy statement, LEAF beneficially and directly owns and has shared voting power and share dispositive power with regard to 8,183 Shares.

  LPALP:

        LPALP is a Delaware limited partnership whose principal business is investing in closed-end funds and similar investment entities. The general partner of LPALP is Laxey Partners GP(3) Limited, a British Virgin Islands company and wholly-owned subsidiary of Laxey Partners, the investment manager of LPALP. The address of LPALP's principal business and principal office is 615 South DuPont Highway, Kent County, Dover, Delaware 19901, United States. As of the date of mailing of this proxy statement, LPALP beneficially and directly owns and has shared voting power and share dispositive power with regard to 52,395 Shares.

  LEAFLP:

        LEAFLP is a Delaware limited partnership whose principal business is investing in closed-end funds and similar investment entities. The general partner of LEAFLP is Laxey Partners GP(4) Limited, a British Virgin Islands company and wholly-owned subsidiary of Laxey Partners, the investment manager of LEAFLP. The address of LEAFLP's principal business and principal office is 615 South DuPont Highway, Kent County, Dover, Delaware 19901, United States. As of the date of mailing of this proxy statement, LEAFLP beneficially and directly owns and has shared voting power and share dispositive power with regard to 7,590 Shares.

  LLP:

        LLP is a Delaware limited partnership whose principal business is investing in closed-end funds and similar investment entities. The general partner of LLP is Laxey Partners GP Limited, a British Virgin Islands company and wholly-owned subsidiary of Laxey Partners, the investment manager of LLP. The address of LLP's principal business and principal office is The Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States. As of the date of mailing of this proxy statement, LLP beneficially and directly owns and has shared voting power and share dispositive power with regard to 11,056 Shares.

  LPV:

        LPV is a British Virgin Islands company whose principal business is investing in closed-end funds and similar investment entities. The address of LPV's principal business and principal office is Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands. As of the date of mailing of this proxy statement, LPV beneficially and directly owns and has shared voting power and share dispositive power with regard to 33,989 Shares.

Nominees

        Please see "Proposal 2: Election of Directors—The Laxey Partners Nominees' Biographical Information" for additional information about the Nominees.

Beneficial Ownership of Shares

        The following table shows Laxey Partners' beneficial ownership of Shares as of February 4, 2008. Except as described below, each of the entities in the table directly owns and has shared voting power and shared dispositive power with regard to the number of Shares beneficially owned. Please see Schedule II for information about Laxey Partners' purchases and sales of Shares during the past two years.

Name	Date	No. of Shares
Catalyst	2/4/08	57,756
LIL	2/4/08	109,434
Altma	2/4/08	116,479
LUV	2/4/08	89,640
LAXC	2/4/08	36,413
SPRUGOS	2/4/08	94,190
LEAF	2/4/08	8,183
LPALP	2/4/08	52,395
LEAFLP	2/4/08	7,590
LLP	2/4/08	11,056
LPV	2/4/08	33,989

        Laxey Partners is the investment manager for each of LIL, Catalyst, LUV, LAXC, LEAF, LPALP, LEAFLP, LLP and LPV, subject to the overall control of the general partner, managing member, or directors of each of these entities, as applicable. Laxey Partners is also the investment manager of SPRUGOS and Altma. The address of Laxey Partners' principal business and principal office is The Old Chapel, Onchan, Isle of Man, IM3 1NA, United Kingdom.

        Messrs. Colin Kingsnorth, a British citizen ("Kingsnorth"); and Andrew Pegge, a British citizen ("Pegge") are the principals of Laxey Partners. Kingsnorth's principal occupation is that of portfolio manager and director of Laxey Partners. His business address is Princes House, 38 Jermyn Street,

London, SW1Y 6DN. Pegge's principal occupation is also that of portfolio manager and director of Laxey Partners and his business address is The Old Chapel, Onchan, Isle of Man, IM3 1NA, United Kingdom. Their telephone numbers are +44-0207-494-6380 and +44-0162-469-0900, respectively. As of the date of mailing of this proxy statement, each of Messrs. Kingsnorth and Pegge is the beneficial owner of 617,125 Shares.

        Neither the soliciting participants nor any associate of the soliciting participants have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

        None of the participants in this solicitation is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Nominee Agreements

        Each Nominee is a party to an agreement (each a "Nominee Agreement") pursuant to which Laxey Partners has agreed to pay the costs of soliciting proxies in support of the election of the Nominee to the Board and the adoption of the other proposals set forth in this proxy statement at the 2008 Annual General Meeting, and to indemnify the Nominee with respect to certain costs that may be incurred by the Nominee in connection with his nomination as a candidate for election to the Board of Directors at the 2008 Annual General Meeting and the solicitation of proxies in support of his election.

Interests of the Participants

        Each Laxey Nominee has an interest in the election of directors and the adoption of Proposal 1 at the 2008 Annual General Meeting: (i) indirectly through the beneficial ownership (if any) of Shares and other securities and/or (ii) pursuant to the Nominee Agreements. Each Participant (other than the Nominees) has an interest in the election of directors and the adoption of Proposal 1 at the 2008 Annual General Meeting indirectly through the beneficial ownership of Shares and other securities.

        Other than as disclosed in this proxy statement, there are no arrangements or understandings between the Participants and any Nominee or any other person or persons with respect to the nomination of the Nominees or adoption of Laxey Partners' other proposals.

        Other than as disclosed in this proxy statement, neither Laxey Partners, any of the other Participants nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

  •
  is, and was not within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

  •
  has had any relationship with the Company in any capacity other than as a shareholder that would require disclosure herein;

  •
  has any agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;

  •
  has any agreement, arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party; or have any material interest, direct or indirect, in any transaction that has occurred since November 30, 2006 or any currently proposed transaction, or series of similar transactions, which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $120,000; or

  •
  is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

        Laxey Partners has filed with the SEC a statement on Schedule 13D, which contains information in addition to that furnished herein. The Schedule 13D, including amendments thereto, may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet, (http://www.sec.gov), where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

Other Agreements

        From time to time during the past year, several of the Participants have entered into Contract for Difference ("CFD") transactions with Man Financial, Ltd (the "Counterparty") through which they acquired an economic interest in the Shares.

        Pursuant to the CFDs (i) if the Share price exceeds a Reference Price set forth in the CFD on the reset date, the Counterparty has agreed to pay the relevant Participant an amount equal to the difference between the Reference Price and the Share price, multiplied by the number of Shares subject to the CFD, and (ii) if the Share price is less than the Reference Price set forth in the CFD on the reset date, the relevant participant has agreed to pay the Counterparty an amount equal to the difference between the Share price and the Reference Price multiplied by the number of Shares subject to the CFD. The Reference Prices may be reset periodically, and the CFDs may be terminated at any time at the request of either party. The CFDs do not give the Participants party to them direct or indirect voting, investment or dispositive control over any Shares and do not require the Counterparty to acquire, hold, vote or dispose of any securities of the Company.

        During the past year, the Reference Prices of the CFDs have ranged from $67.21 to $81.94. As of February 4, 2008, the Participants had economic exposure through CFDs to approximately 391,725 Shares, or approximately 4.1% of the Shares outstanding. As of February 4, 2008, the CFDs had Reference Prices that ranged from $67.21 to $81.94.

Andrew Pegge Directorships

        A list of Mr. Pegge's directorships and his dates of appointment is set out below:

Company	Date of Appointment
Amanah Millenia Fund Berhad	07/26/2007
Arcus Investment Luxembourg (SA)	12/31/2004
Arcus Japan Fund (Luxembourg) SA	01/31/2005
Hungarian Agricultural Real Estate Fund	06/16/2006
LACV II Limited	09/10/2007
LACV Limited	09/10/2007
LAXC Limited	09/17/2007
Laxey Investors Limited	03/30/1999
Laxey Partners (UK) Limited	07/10/2000
Laxey Partners GP (3) Limited	07/27/2006
Laxey Partners GP (4) Limited	03/21/2007
Laxey Partners Limited	12/17/1999
Leaf Limited	09/10/2001
LP Value Limited	10/02/2001
LPC (Jersey) Limited	05/20/2004
LSS (GP) Limited	09/12/2002
Sefalana Cash & Carry	11/13/2006
RDIR (IOM) Limited	12/11/2002
Satinzone Ltd	01/16/2006
Sefalana Holding Company	11/13/2006
Siam Investment Fund	02/22/2006
Tetrasoft Ltd	01/16/2006
The Arcus General Partner Limited	08/25/2004
The Arcus Zenkei Fund Inc	08/25/2004
The Arcus Zensen Fund	11/10/2004
The Value Catalyst Fund Ltd	09/15/2005
Zapa International Capital Management	09/06/2002

PRINCIPAL SHAREHOLDERS

        The following information is based solely on the Company's Proxy Statement filed with the SEC on January 30, 2008. To Laxey Partners' knowledge, the following tables summarize information with respect to ownership of the outstanding Shares of the Company by (i) all persons known to Laxey Partners to own beneficially more than 5% of the outstanding Shares; (ii) each director and named executive officer of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each person in the table has sole voting and investment power of the Shares listed as owned by such person.

Security Ownership of Directors and Executive Officers

Name and Position	Number of Shares Beneficially Owned		Percent of Class

James G. Inglis Director	0		0.0000%

A. Michael Rosholt Director	0		0.0000%

David J. Christensen Vice President—Investments	0		0.0000%

Paul K. Wustrack, Jr. Secretary, Chief Compliance Officer	10		0.0001%

Chester A. Crocker Director	400		0.0042%

Joseph C. Farrell Director	1000		0.0104%

Malcolm W. MacNaught Director	1000		0.0104%

Henry R. Breck Director	1000	(1)	0.0104%

Harry M. Conger Deputy Chairman (non-executive)	1100	(2)	0.0115%

Robert A. Pilkington Director	3000		0.0313%

Robert J.A. Irwin Chairman, President, Treasurer	4000	(3)	0.0417%

Directors and officers as a group	11510		0.1199%

(1)
Mr. Breck has shared voting and investment power over these shares.

(2)
Mr. Conger has shared voting and investment power over 1000 shares.

(3)
Mr. Irwin has shared voting and investment power over 142 shares owned by his wife.

Security Ownership of Certain Principal Shareholders

        Set forth below is the name, address and stock ownership of each person or group of persons known by the Company to own beneficially more than 5% of the outstanding Shares, and is based on (i) information provided by the beneficial owner in public filings made with the SEC, and (ii) in the case of Laxey Partners, current information as of February 4, 2008.

Name and Address	Number of Shares Beneficially Owned	Percent of Class

Lazard Asset Management 30 Rockefeller Plaza New York, New York 10012	882,482	9.2%

Carrousel Capital Limited Hammond House 117 Piccadilly London W1J 7JU	769,839	8.0%

Laxey Partners Limited The Old Chapel Onchan Isle of Man IM3 1NA	617,125	6.4%

SCHEDULE II
Two year transaction history of each Participant

        The following table sets forth all transactions with respect to the Shares effected by each of the Participants during the two year period ended February 4, 2008.

Name	Date	No. of Shares	Transaction Type
Catalyst	2/13/2006	19,000	Purchase
Catalyst	2/21/2006	400	Purchase
Catalyst	2/22/2006	600	Purchase
Catalyst	4/20/2006	2,200	Purchase
Catalyst	7/07/2006	14,800	Purchase
Catalyst	7/10/2006	3,400	Purchase
Catalyst	7/11/2006	700	Purchase
Catalyst	7/12/2006	8,000	Purchase
Catalyst	7/31/2006	1,400	Purchase
Catalyst	8/02/2006	4,200	Purchase
Catalyst	9/06/2006	2,800	Purchase
Catalyst	12/19/2006	300	Purchase
Catalyst	12/21/2006	5,900	Purchase
Catalyst	12/22/2006	1,400	Purchase
Catalyst	1/11/2007	1,500	Purchase
Catalyst	1/16/2007	1,800	Purchase
Catalyst	1/18/2007	1,800	Purchase
Catalyst	1/22/2007	1,300	Purchase
Catalyst	1/24/2007	300	Purchase
Catalyst	1/25/2007	7,000	Purchase
Catalyst	2/22/2007	1,000	Purchase
Catalyst	3/27/2007	2,000	Purchase
Catalyst	3/28/2007	2,200	Purchase
Catalyst	3/29/2007	1,400	Purchase
Catalyst	3/30/2007	1,300	Purchase
Catalyst	4/2/2007	1,000	Purchase
Catalyst	4/3/2007	200	Purchase
Catalyst	4/4/2007	1,300	Purchase
Catalyst	4/5/2007	4,350	Purchase
Catalyst	4/9/2007	3,200	Purchase
Catalyst	4/11/2007	6,250	Purchase
Catalyst	4/16/2007	400	Purchase
Catalyst	4/17/2007	2,900	Purchase
Catalyst	4/18/2007	300	Purchase
Catalyst	4/19/2007	66,500	Sale
Catalyst	4/20/2007	3,800	Purchase
Catalyst	4/23/2007	2,500	Purchase
Catalyst	5/10/2007	7,250	Purchase
Catalyst	5/14/2007	7,250	Purchase
Catalyst	9/19/2007	37,600	Purchase
Catalyst	9/25/2007	98,500	Sale
Catalyst	9/25/2007	14,700	Purchase
Catalyst	9/26/2007	9,144	Purchase
Catalyst	9/27/2007	23,845	Sale

Catalyst	9/28/2007	14,651	Purchase
Catalyst	12/21/2007	2,702	Purchase
Catalyst	12/27/2007	4,600	Purchase
Catalyst	12/28/2007	5,700	Purchase
Catalyst	1/3/2008	2,078	Purchase
Catalyst	1/4/2008	3,397	Purchase
Catalyst	1/7/2008	5,925	Purchase
Catalyst	1/10/2008	1,385	Purchase
Catalyst	1/14/2008	2,464	Purchase
Catalyst	1/31/2008	2,940	Purchase
Catalyst	2/1/2008	4,880	Purchase
Catalyst	2/4/2008	7,035	Purchase
LIL	2/13/2006	9,000	Purchase
LIL	2/21/2006	200	Purchase
LIL	2/22/2006	300	Purchase
LIL	4/20/2006	2,500	Purchase
LIL	7/7/2006	7,400	Purchase
LIL	7/10/2006	1,800	Purchase
LIL	7/12/2006	4,000	Purchase
LIL	7/21/2006	4,500	Purchase
LIL	12/18/2006	1,000	Purchase
LIL	12/28/2006	750	Purchase
LIL	1/3/2007	5,000	Purchase
LIL	1/9/2007	1,800	Purchase
LIL	1/18/2007	3,400	Purchase
LIL	1/25/2007	4,000	Purchase
LIL	3/27/2007	1,200	Purchase
LIL	3/28/2007	1,300	Purchase
LIL	3/29/2007	800	Purchase
LIL	3/30/2007	600	Purchase
LIL	4/2/2007	500	Purchase
LIL	4/4/2007	600	Purchase
LIL	4/5/2007	2,250	Purchase
LIL	4/9/2007	1,700	Purchase
LIL	4/11/2007	3,125	Purchase
LIL	4/16/2007	200	Purchase
LIL	4/17/2007	1500	Purchase
LIL	4/18/2007	200	Purchase
LIL	4/20/2007	1,900	Purchase
LIL	4/23/2007	1,250	Purchase
LIL	4/24/2007	1,600	Purchase
LIL	4/26/2007	2,100	Purchase
LIL	5/10/2007	3,750	Purchase
LIL	5/14/2007	3,750	Purchase
LIL	5/16/2007	2,000	Purchase
LIL	5/22/2007	1,000	Purchase
LIL	9/26/2007	20,435	Purchase
LIL	9/27/2007	12,024	Purchase
ALTMA	2/13/2006	7,500	Purchase
ALTMA	2/22/2006	200	Purchase

ALTMA	7/7/2006	7,400	Purchase
ALTMA	7/10/2006	1,800	Purchase
ALTMA	7/12/2006	4,000	Purchase
ALTMA	7/21/2006	8,500	Purchase
ALTMA	7/31/2006	700	Purchase
ALTMA	8/2/2006	2,100	Purchase
ALTMA	1/25/2007	5,000	Purchase
ALTMA	3/27/2007	1,200	Purchase
ALTMA	3/28/2007	1,300	Purchase
ALTMA	3/29/2007	700	Purchase
ALTMA	3/30/2007	600	Purchase
ALTMA	4/2/2007	500	Purchase
ALTMA	4/4/2007	600	Purchase
ALTMA	4/5/2007	2,100	Purchase
ALTMA	4/9/2007	1,600	Purchase
ALTMA	4/11/2007	2,875	Purchase
ALTMA	4/16/2007	200	Purchase
ALTMA	4/17/2007	1,400	Purchase
ALTMA	4/18/2007	200	Purchase
ALTMA	4/20/2007	1,700	Purchase
ALTMA	4/23/2007	1,150	Purchase
ALTMA	4/24/2007	1,400	Purchase
ALTMA	4/26/2007	1,900	Purchase
ALTMA	5/10/2007	3,500	Purchase
ALTMA	5/14/2007	3,500	Purchase
ALTMA	5/16/2007	1,800	Purchase
ALTMA	5/22/2007	900	Purchase
ALTMA	9/26/2007	30,445	Purchase
ALTMA	9/27/2007	12,029	Purchase
ALTMA	9/28/2007	17,680	Purchase
LUV	4/13/2006	100	Purchase
LUV	7/21/2006	5,750	Purchase
LUV	7/31/2006	700	Purchase
LUV	8/2/2006	2,100	Purchase
LUV	8/11/2006	3,500	Purchase
LUV	9/6/2006	1,400	Purchase
LUV	9/27/2006	10,000	Purchase
LUV	10/5/2006	1,000	Purchase
LUV	10/6/2006	2,700	Purchase
LUV	11/22/2006	1,900	Purchase
LUV	11/28/2006	1,800	Purchase
LUV	12/18/2006	1,000	Purchase
LUV	3/29/2007	300	Purchase
LUV	3/30/2007	200	Purchase
LUV	4/2/2007	200	Purchase
LUV	4/4/2007	200	Purchase
LUV	4/5/2007	750	Purchase
LUV	4/9/2007	600	Purchase
LUV	4/11/2007	2,000	Purchase
LUV	4/16/2007	100	Purchase

LUV	4/17/2007	1,000	Purchase
LUV	4/18/2007	100	Purchase
LUV	4/20/2007	1,200	Purchase
LUV	4/23/2007	800	Purchase
LUV	4/24/2007	1,100	Purchase
LUV	5/10/2007	1,250	Purchase
LUV	5/14/2007	1,250	Purchase
LUV	5/16/2007	1,000	Purchase
LUV	5/22/2007	500	Purchase
LUV	9/26/2007	18,403	Purchase
LUV	9/27/2007	10,827	Purchase
LUV	9/28/2007	15,910	Purchase
LAXC	11/12/2007	20,000	Purchase
LAXC	12/20/2007	6,905	Purchase
LAXC	1/11/2008	5,000	Purchase
LAXC	1/31/2008	892	Purchase
LAXC	2/1/2008	1,481	Purchase
LAXC	2/4/2008	2,135	Purchase
SPRUGOS	4/20/2006	6,500	Purchase
SPRUGOS	7/21/2006	2,750	Purchase
SPRUGOS	8/11/2006	3,500	Purchase
SPRUGOS	9/14/2006	10,000	Purchase
SPRUGOS	9/20/2006	5,000	Purchase
SPRUGOS	3/27/2007	1,200	Purchase
SPRUGOS	3/28/2007	1,300	Purchase
SPRUGOS	3/29/2007	500	Purchase
SPRUGOS	3/30/2007	400	Purchase
SPRUGOS	4/2/2007	200	Purchase
SPRUGOS	4/4/2007	400	Purchase
SPRUGOS	4/9/2007	1,000	Purchase
SPRUGOS	4/11/2007	2,000	Purchase
SPRUGOS	4/16/2007	100	Purchase
SPRUGOS	4/17/2007	1,000	Purchase
SPRUGOS	4/18/2007	100	Purchase
SPRUGOS	4/20/2007	1,200	Purchase
SPRUGOS	4/23/2007	800	Purchase
SPRUGOS	4/24/2007	1,200	Purchase
SPRUGOS	4/26/2007	1,500	Purchase
SPRUGOS	5/10/2007	2,250	Purchase
SPRUGOS	5/14/2007	2,250	Purchase
SPRUGOS	5/16/2007	1,700	Purchase
SPRUGOS	5/22/2007	850	Purchase
SPRUGOS	9/26/2007	18,403	Purchase
SPRUGOS	9/27/2007	10,827	Purchase
SPRUGOS	9/28/2007	15,910	Purchase
LEAF	2/13/2006	2,000	Purchase
LEAF	4/20/2006	500	Purchase
LEAF	7/31/2006	500	Purchase
LEAF	8/2/2006	1,400	Purchase
LEAF	8/11/2006	1,000	Purchase

LEAF	11/20/2006	800	Purchase
LEAF	11/21/2006	200	Purchase
LEAF	11/22/2006	1,900	Purchase
LEAF	11/27/2006	400	Purchase
LEAF	11/28/2006	1,800	Purchase
LEAF	12/1/2006	2,300	Purchase
LEAF	4/19/2007	8,000	Sale
LEAF	9/25/2007	4,800	Sale
LEAF	9/25/2007	1,900	Purchase
LEAF	9/27/2007	1,900	Sale
LEAF	9/27/2007	2,393	Purchase
LEAF	9/28/2007	3,029	Purchase
LEAF	12/21/2007	211	Purchase
LEAF	12/28/2007	600	Purchase
LEAF	1/3/2008	289	Purchase
LEAF	1/4/2008	264	Purchase
LEAF	1/7/2008	462	Purchase
LEAF	2/1/2008	383	Purchase
LEAF	2/4/2008	552	Purchase
LPALP	8/17/2006	15,000	Purchase
LPALP	8/18/2006	885	Purchase
LPALP	8/23/2006	5,000	Purchase
LPALP	8/24/2006	4,100	Purchase
LPALP	8/29/2006	10,000	Purchase
LPALP	8/31/2006	5,000	Purchase
LPALP	10/3/2006	5,000	Purchase
LPALP	4/11/2007	500	Purchase
LPALP	4/17/2007	200	Purchase
LPALP	4/19/2007	30,000	Sale
LPALP	4/20/2007	300	Purchase
LPALP	4/23/2007	200	Purchase
LPALP	4/24/2007	700	Purchase
LPALP	4/26/2007	750	Purchase
LPALP	9/25/2007	17,635	Sale
LPALP	9/25/2007	6,900	Purchase
LPALP	9/27/2007	6,900	Sale
LPALP	10/1/2007	16,830	Purchase
LPALP	10/8/2007	6,900	Purchase
LPALP	10/9/2007	12,745	Purchase
LPALP	10/10/2007	4,200	Purchase
LPALP	12/21/2007	780	Purchase
LPALP	12/27/2007	1,900	Purchase
LPALP	12/28/2007	2,000	Purchase
LPALP	1/4/2008	981	Purchase
LPALP	1/7/2008	1,711	Purchase
LPALP	1/31/2008	861	Purchase
LPALP	2/1/2008	1,428	Purchase
LPALP	2/4/2008	2,059	Purchase
LEAFLP	9/26/2007	4,070	Purchase
LEAFLP	9/28/2007	3,520	Purchase

LLP	2/13/2006	4,000	Purchase
LLP	2/22/2006	200	Purchase
LLP	4/20/2006	4,300	Purchase
LLP	7/7/2006	7,400	Purchase
LLP	7/10/2006	1,800	Purchase
LLP	7/12/2006	4,000	Purchase
LLP	7/21/2006	3,500	Purchase
LLP	11/10/2006	4,000	Purchase
LLP	12/28/2006	3,250	Purchase
LLP	1/3/2007	2,500	Purchase
LLP	1/11/2007	4,000	Purchase
LLP	1/16/2007	3,800	Purchase
LLP	1/18/2007	3,400	Purchase
LLP	1/22/2007	2,400	Purchase
LLP	4/11/2007	3,000	Purchase
LLP	4/16/2007	200	Purchase
LLP	4/17/2007	1,400	Purchase
LLP	4/18/2007	200	Purchase
LLP	4/19/2007	35,000	Sale
LLP	4/20/2007	1,800	Purchase
LLP	4/23/2007	1,200	Purchase
LLP	4/24/2007	1,600	Purchase
LLP	4/26/2007	2,000	Purchase
LLP	9/25/2007	27,500	Sale
LLP	9/25/2007	9,100	Purchase
LLP	9/27/2007	9,100	Sale
LLP	12/21/2007	1,024	Purchase
LLP	12/27/2007	2,500	Purchase
LLP	12/28/2007	2,500	Purchase
LLP	1/3/2008	972	Purchase
LLP	1/4/2008	1,288	Purchase
LLP	1/7/2008	2,246	Purchase
LLP	1/10/2008	526	Purchase
LPV	2/13/2006	8,500	Purchase
LPV	2/21/2006	200	Purchase
LPV	2/22/2006	300	Purchase
LPV	4/20/2006	4,000	Purchase
LPV	7/31/2006	1,400	Purchase
LPV	8/2/2006	4,200	Purchase
LPV	8/9/2006	7,400	Purchase
LPV	8/11/2006	7,500	Purchase
LPV	9/6/2006	2,800	Purchase
LPV	11/10/2006	6,000	Purchase
LPV	11/22/2006	1,900	Purchase
LPV	11/28/2006	1,800	Purchase
LPV	12/18/2006	1,500	Purchase
LPV	12/19/2006	300	Purchase
LPV	12/22/2006	1,400	Purchase
LPV	1/3/2007	2,500	Purchase
LPV	1/9/2007	1,800	Purchase

LPV	1/11/2007	4,500	Purchase
LPV	1/16/2007	3,800	Purchase
LPV	1/22/2007	2,400	Purchase
LPV	1/24/2007	550	Purchase
LPV	1/25/2007	4,000	Purchase
LPV	2/22/2007	2,000	Purchase
LPV	3/27/2007	2,500	Purchase
LPV	3/28/2007	2,900	Purchase
LPV	3/29/2007	1,400	Purchase
LPV	3/30/2007	1,200	Purchase
LPV	4/2/2007	900	Purchase
LPV	4/4/2007	1,200	Purchase
LPV	4/5/2007	4,200	Purchase
LPV	4/9/2007	3,100	Purchase
LPV	4/11/2007	5,250	Purchase
LPV	4/16/2007	300	Purchase
LPV	4/17/2007	2500	Purchase
LPV	4/18/2007	300	Purchase
LPV	4/19/2007	60,500	Sale
LPV	4/20/2007	3,200	Purchase
LPV	4/23/2007	2,100	Purchase
LPV	4/24/2007	2,000	Purchase
LPV	4/26/2007	4,750	Purchase
LPV	5/10/2007	7,000	Purchase
LPV	5/14/2007	7,000	Purchase
LPV	5/16/2007	3,500	Purchase
LPV	5/22/2007	1,750	Purchase
LPV	6/22/2007	1,800	Purchase
LPV	9/25/2007	69,100	Sale
LPV	9/25/2007	12,100	Purchase
LPV	9/26/2007	6,700	Purchase
LPV	9/27/2007	18,800	Sale
LPV	12/21/2007	2,123	Purchase
LPV	12/27/2007	3,000	Purchase
LPV	12/28/2007	4,700	Purchase
LPV	1/3/2008	2,161	Purchase
LPV	1/4/2008	2,670	Purchase
LPV	1/7/2008	4,656	Purchase
LPV	1/10/2008	1,089	Purchase
LPV	1/14/2008	1,936	Purchase
LPV	1/31/2008	2,307	Purchase
LPV	2/1/2008	3,828	Purchase
LPV	2/4/2008	5,519	Purchase

IMPORTANT!

        Your vote is important. No matter how many Shares you own, please give Laxey Partners your GOLD proxy to vote to RECOMMEND that the Board of Directors of the Company initiate an immediate tender offer to repurchase 30% of the Shares at 99% of the net asset value per Share, and thereafter semi-annually initiate self tender offers to repurchase 10% of the Shares at a price equivalent to 99% of the net asset value per Share and to ELECT Andrew Pegge, Phillip Goldstein and Julian Reid to the Board of Directors of the Company.

        PLEASE USE THE ENCLOSED GOLD PROXY CARD TO VOTE TODAY—BY TELEPHONE, BY INTERNET, OR BY SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE ENVELOPE PROVIDED.

        If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, follow the directions provided by your bank or broker or other institution to provide your voting instructions to them, or contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. Laxey Partners urges you to confirm in writing your instructions to Laxey Partners at the address provided below so that Laxey Partners will be aware of all instructions given and can attempt to ensure that such instructions are followed.

PLEASE DO NOT RETURN ANY WHITE PROXY CARD SUPPLIED TO YOU BY
THE COMPANY, AS IT MAY REVOKE YOUR PREVIOUS GOLD PROXY. REMEMBER,
ONLY YOUR LATEST-DATED PROXY COUNTS!

        If you have any questions or require any additional information concerning this proxy statement, please contact Laxey Partners' proxy solicitor:

INNISFREE M&A INCORPORATED
Shareholders Call Toll Free: (877) 456-3442
Banks and Brokers Call Collect: (212) 750-5833

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

LAXEY PARTNERS RECOMMENDS THAT YOU VOTE FOR OUR PROPOSAL TO RECOMMEND THAT THE BOARD INITIATE A SELF TENDER OFFER FOR 30% OF THE ISSUED SHARES AT A PRICE EQUIVALENT TO 99% OF THE NET ASSET VALUE PER SHARE, AS DESCRIBED FURTHER IN THIS PROXY STATEMENT, AND FOR THE LAXEY NOMINEES.

1.             To recommend that the Board immediately initiate a self tender offer under which the Company shall repurchase 30% of its issued Shares at a price equivalent to 99% of the net asset value per Share, and thereafter execute semi-annual tender offers to repurchase 10% of the issued Shares under each such offer at a price equivalent to 99% of the net asset value per Share.

FOR ☐ AGAINST ☐ ABSTAIN ☐

2.             To elect Directors:

(01)         Andrew Pegge as a director of the Company in place of Chester A. Crocker

FOR ☐ AGAINST ☐ ABSTAIN ☐

(02)         Phillip Goldstein as a director of the Company in place of Joseph C. Farrell

FOR ☐ AGAINST ☐ ABSTAIN ☐

(03)         Julian Reid as a director of the Company in place of Malcolm W. MacNaught

FOR ☐ AGAINST ☐ ABSTAIN ☐

Laxey Partners intends to use this proxy to vote (i) FOR Messrs. Pegge, Goldstein, and Reid (and if, due to death or disability, any of these Nominees is unable to stand for election, for one or more alternate nominees to be named by Laxey Partners in place of such Nominees), (ii) AGAINST the re-election of Chester A Crocker, Josph C. Farrell and Malcolm W. MacNaught and (iii) FOR the candidates who have been nominated by ASA to serve as directors other than Chester A. Crocker, Joseph C. Farrell, and Malcolm W. MacNaught. If you vote FOR Mr. Pegge, Mr. Goldstein or Mr. Reid, the individuals named as proxies on this proxy card will exercise their discretionary authority and vote against Mr. Crocker, Mr. Farrell and Mr. MacNaught, respectively, and against any other candidates who have been nominated by ASA to serve as directors to the extent that such a vote is required in the discretion of the individuals named as proxies on this proxy card in order to allow the election of Andrew Pegge, Phillip Goldstein and Julian Reid in their stead.  There is no assurance that any of ASA’s nominees will serve as directors if any of the Laxey Nominees is elected.

NOTE:   If you wish to vote “AGAINST” a particular additional ASA nominee, please write in such ASA nominee name(s) here:

3.             To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2008 and to authorize the Audit Committee to set the independent auditors’ remuneration.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Laxey Partners does not object to shareholders voting for Proposal 3 and therefore recommends that you vote for this Proposal.

4.             In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the 2008 Annual General Meeting, including, without limitation, (i) any matter referred to in the notice of meeting issued by the Company, (ii) any matter set out in the preceding paragraphs of this proxy card regarding which the individuals named as proxies on this proxy card have not been given express instruction, and (iii) such other matters as may properly come before the 2008 Annual General Meeting, of which such persons are not made aware within a reasonable period of time prior to the 2008 Annual General Meeting.

(Continued and to be signed and dated on the reverse)

PROXY SOLICITED BY LAXEY PARTNERS LIMITED

2008 Annual General Meeting of Shareholders of ASA Limited
March 6, 2008

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of ASA Limited

common stock for the upcoming Annual General Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

1.              Vote by Telephone – Please call toll-free in the U.S. or Canada at 1-866-205-9019, on a touch-tone telephone.  If outside the U.S. or Canada, call 1-215-521-1350.  You will be required to provide the unique control number indicated below.  Please follow the simple instructions.

OR

2.              Vote by Internet – Please access https://www.proxyvotenow.com/asa, and follow the simple instructions.  Please note you must type an “s” after http.  You will be required to provide the unique control number indicated below.

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.              Vote by Mail – If you do not wish to vote by telephone or over the Internet, please, sign, date and return the proxy card in the envelope provided, or mail to: Laxey Partners Limited, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

THIS PROXY IS SOLICITED ON BEHALF OF LAXEY PARTNERS LIMITED
AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
OR MANAGEMENT OF ASA LIMITED

The undersigned appoints Roderick Forrest and Larry Miller, and each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of beneficial interest of ASA Limited (the “Company”) which the undersigned would be entitled to vote if personally present at the 2008 Annual General Meeting of Shareholders of the Company, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of beneficial interest of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, AND DO NOT DIRECT HOW THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE LAXEY NOMINEES AND AGAINST THE ELECTION OF THE COMPANY NOMINEES THE LAXEY NOMINEES SEEK TO REPLACE, FOR OUR PROPOSAL TO RECOMMEND THAT THE BOARD IMMEDIATELY INITIATE A SELF TENDER OFFER FOR 30% OF THE ISSUED SHARES AT A PRICE EQUIVALENT TO 99% OF THE NET ASSET VALUE PER SHARE AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

2

DATED:	, 2008

(Signature)

(Signature, if held jointly)

(Title)

Please sign exactly as name appears on this proxy.  When shares are held jointly, joint owners should each sign.  Executors, administrators, trustees, etc., should indicate the capacity in which signing.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

3

QuickLinks

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF ASA LIMITED PROXY STATEMENT OF LAXEY PARTNERS LIMITED
HOW TO VOTE YOUR SHARES
PROPOSAL 1 RECOMMENDATION THAT BOARD INITIATE SELF TENDER OFFER
STATEMENT OF SUPPORT
PROPOSAL 2 ELECTION OF DIRECTORS
STATEMENT OF SUPPORT
THE LAXEY PARTNERS NOMINEES' BIOGRAPHICAL INFORMATION
PROPOSAL 3 RATIFY SELECTION OF INDEPENDENT AUDITORS
LAXEY PARTNERS' RECOMMENDATIONS
VOTING AND PROXY PROCEDURES
QUORUM AND VOTING
COST AND METHOD OF SOLICITATION
SOLICITATION OF PROXIES
OTHER INFORMATION
CERTAIN INFORMATION ABOUT THE COMPANY
OTHER MATTERS AND ADDITIONAL INFORMATION
SCHEDULE I INFORMATION ABOUT LAXEY PARTNERS AND PARTICIPANTS
PRINCIPAL SHAREHOLDERS
SCHEDULE II Two year transaction history of each Participant
IMPORTANT!
PLEASE DO NOT RETURN ANY WHITE PROXY CARD SUPPLIED TO YOU BY THE COMPANY, AS IT MAY REVOKE YOUR PREVIOUS GOLD PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS!